Exhibit 99.1

                               THE GSI GROUP, INC.
                             1004 E. Illinois Street
                           Assumption, Illinois  62510



August  10,  2004

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:     Certification  pursuant  to  18  U.S.C.  Sec.  1350,
     as  enacted  by  Section  906  of  the  Sarbanes-Oxley  Act  of  2002
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Ladies  and  Gentlemen:
     In connection with the Quarterly Report on Form 10-Q for the quarter ended July 2, 2004 of The GSI Group, Inc., a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Sec. 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     /s/  Russell  C.  Mello
Russell  C.  Mello
Chief  Executive  Officer



     /s/  Ann  Montgomery
Ann  Montgomery
Vice  President  of  Finance
Principal  Accounting  Officer,